                          CUBIST PHARMACEUTICALS, INC.

                              CONVERSION AGREEMENT
                              --------------------



     This Conversion Agreement, dated as of September 30, 1996 (this "Agreement"), is between Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the undersigned shareholders of the Company.



                              W I T N E S S E T H:
                              -------------------



     WHEREAS, the Company proposes to effect an underwritten initial public offering (the "IPO") of shares of its Common Stock, $0.001 par value (the "Common Stock"), and has engaged UBS Securities LLC, Hambrecht & Quist LLC, and Pacific Growth Equities, Inc. as the representatives of the syndicate of underwriters that will underwrite, on a firm commitment basis, the IPO;

     WHEREAS, in connection with the IPO, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1 (Registration No. 333-6795) (as amended, the "Registration Statement") for purposes of registering under the Securities Act of 1933, as amended (the "Securities Act"), 2,000,000 shares (2,300,000 if the underwriters exercise their over-allotment option) of Common Stock;

     WHEREAS, DSV Partners IV holds one hundred percent (100%) of the voting power of the issued and outstanding shares of the Company's Series A Convertible Preferred Stock, $0.001 par value (the "Series A Stock");

     WHEREAS, (i) DSV Partners IV, (ii) Alta V Limited Partnership, (iii) Customs House Partners, (iv) WPG Enterprise Fund, L.P., (v) Weiss, Peck & Greer Venture Associates II, L.P., (vi) Interwest Partners V, and (vii) Interwest Investors V collectively hold at least sixty percent (60%) of the voting power of the issued and outstanding shares of the Company's Series B Convertible Preferred Stock, $0.001 par value (the "Series B Stock");

     WHEREAS, (i) DSV Partners IV, (ii) Alta V Limited Partnership, (iii) Customs House Partners, (iv) WPG Enterprise Fund, L.P., (v) Weiss, Peck & Greer Venture Associates II, L.P., (vi) Interwest Partners V, (vii) Interwest Investors V, (viii) H&Q Healthcare Investors, and (ix) H&Q Life Sciences Investors collectively hold at least sixty percent (60%) of the voting power of the issued and outstanding shares of the Company's Series C Convertible Preferred Stock, $0.001 par value (the "Series C Stock", and together with the Series A Stock and the Series B Stock, the "Preferred Stock");

     WHEREAS, pursuant to Section 2.4 of the Company's Restated Certificate of Incorporation (the "Restated Certificate of Incorporation"), the holders of at least sixty percent (60%) of the voting power of the issued and outstanding shares of any series of Preferred Stock may, by making a written election, cause the automatic conversion, upon and simultaneously with the closing of the IPO, of all of the issued and outstanding shares of such series of Preferred Stock into that number of shares of Common Stock into which all of such shares of such series of Preferred Stock are then convertible; and

     WHEREAS, the undersigned, being individually or collectively the holders of at least sixty percent (60%) of the voting power of the issued and outstanding shares of each of the Series A Stock, the Series B Stock, and the Series C Stock, desire to make an election to cause, pursuant to Section 2.4 of the Restated Certificate of Incorporation, the automatic conversion of all of the issued and outstanding shares of each series of Preferred Stock into shares of Common Stock upon and simultaneously with the closing of the IPO.

     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

     1.   Conversion.  Pursuant to Section 2.4 of the Company's Restated
          ----------
Certificate of Incorporation, the undersigned hereby elect to cause the automatic conversion, upon and simultaneously with the closing of the IPO, of all of the issued and outstanding shares of each series of Preferred Stock (without any further action being required by the Company or any shareholder of the Company) into that number of shares of Common Stock into which all of such shares of such series of Preferred Stock are then convertible pursuant to, and in accordance with, the applicable provisions of the Restated Certificate of Incorporation, as amended and in effect immediately prior to the closing of the IPO.

     2.   Miscellaneous Provisions.  In the event of any conflict between this
          ------------------------
Agreement and any provision of the Restated Certificate of Incorporation relating to conversion of shares of Preferred Stock, the provisions of this Agreement shall govern. This Agreement may be executed in any number of counterparts which together shall constitute one instrument, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, and intending to become legally bound, the undersigned have caused this Agreement to be duly executed as of the date first above written.


                  [remainder of page intentionally left blank]

THE COMPANY


     CUBIST PHARMACEUTICALS, INC.



     By:  /s/ Scott M. Rocklage
        -----------------------
          Scott M. Rocklage
          President



HOLDER OF 100% OF
SERIES A CONVERTIBLE PREFERRED STOCK:

     DSV PARTNERS IV

     By:  DSV Management, General Partner


          By: /s/ John K. Clarke
             --------------------
              John K. Clarke,
              General Partner



HOLDERS OF AT LEAST 60% OF
SERIES B CONVERTIBLE PREFERRED STOCK:

     DSV PARTNERS IV

     By:  DSV Management, General Partner


          By: /s/ John K. Clarke
             --------------------
              John K. Clarke,
              General Partner

     ALTA V LIMITED PARTNERSHIP

     By:  Alta V Management Partners, L.P., General Partner


          By: /s/ Terrance McGuire
             ----------------------
              Terrance McGuire
              General Partner


     CUSTOMS HOUSE PARTNERS


     By:  /s/ Francis F. Kingsley
        -------------------------
        Name:  Francis F. Kingsley
        Title:  Managing General Partner


     WPG ENTERPRISE FUND, L.P.

     By:  WPG Venture Partners II, L.P., General Partner


          By: /s/ Ellen M. Feeney
             ---------------------
             Name: Ellen M. Feeney
             Title: General Partner


     WEISS, PECK & GREER VENTURE ASSOCIATES II, L.P.

     By:  WPG Venture Partners II, L.P., General Partner


          By: /s/ Ellen M. Feeney
             ---------------------
             Name: Ellen M. Feeney
             Title: General Partner

     INTERWEST PARTNERS V

     By:  Interwest Management Partners V, General Partner


          By: /s/ Arnold Oronsky
             --------------------
              Arnold Oronsky,
              General Partner


     INTERWEST INVESTORS V


     By: /s/ Arnold Oronsky
        --------------------
         Arnold Oronsky,
         General Partner



HOLDERS OF AT LEAST 60% OF
SERIES C CONVERTIBLE PREFERRED STOCK:


     DSV PARTNERS IV

     By:  DSV Management, General Partner



          By:  /s/ John K. Clarke
              -------------------
               John K. Clarke,
               General Partner



     ALTA V LIMITED PARTNERSHIP

     By:  Alta V Management Partners, L.P., General Partner



          By: /s/ Terrance McGuire
             ----------------------
              Terrance McGuire
              General Partner

     CUSTOMS HOUSE PARTNERS



     By:  /s/ Francis F. Kingsley
        -------------------------
        Name:  Francis F. Kingsley
        Title: Managing General Partner



     WPG ENTERPRISE FUND, L.P.

     By:  WPG Venture Partners II, L.P., General Partner



          By:  /s/ Ellen M. Feeney
             ---------------------
             Name:  Ellen M. Feeney
             Title: General Partner



     WEISS, PECK & GREER VENTURE
      ASSOCIATES II, L.P.

     By:  WPG Venture Partners II, L.P., General Partner



          By:  /s/ Ellen M. Feeney
             ---------------------
             Name:  Ellen M. Feeney
             Title: General Partner



     INTERWEST PARTNERS V

     By:  Interwest Management Partners V, General Partner



          By:  /s/ Arnold Oronsky
              -------------------
              Name:  Arnold Oronsky
              Title: General Partner

     INTERWEST INVESTORS V



     By:  /s/ Arnold Oronsky
        --------------------
        Name:  Arnold Oronsky
        Title: Attorney-In-Fact



     H&Q HEALTHCARE INVESTORS



     By:  /s/ Alan G. Carr
        ------------------
        Name:   Alan G. Carr
        Title:  President



     H&Q LIFE SCIENCES INVESTORS



     By:  /s/ Alan G. Carr
        ------------------
        Name:   Alan G. Carr
        Title:  President